UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2026

Mammoth Energy Services, Inc.

(Exact name of registrant as specified in its charter)

001-37917
(Commission File No.)

Delaware				32-0498321
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

14201 Caliber Drive,	Suite 300
Oklahoma City,	Oklahoma	(405)	608-6007	73134
(Address of principal executive offices)		(Registrant’s telephone number, including area code)		(Zip Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TUSK	The Nasdaq Stock Market LLC
NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(s) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 13, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of Mammoth Energy Services, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. The Company informed Deloitte of their dismissal on May 13, 2026.

During the Company’s most recent fiscal year ended December 31, 2025 and during the subsequent interim period from January 1, 2026 through May 13, 2026, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Deloitte on the consolidated financial statements of the Company for the most recent fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01. A copy of Deloitte’s letter, dated May 15, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Also on May 13, 2026, the Audit Committee approved the engagement of Carr, Riggs & Ingram, L.L.C. (“CRI”) as its new independent registered public accounting firm. CRI's appointment will be for the Company’s fiscal year ending December 31, 2026, and related interim periods.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024, and for the subsequent interim period through May 13, 2026, neither the Company nor anyone on its behalf consulted CRI regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter of Deloitte & Touche LLP dated May 15, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAMMOTH ENERGY SERVICES, INC.
Date:	May 15, 2026	By:	/s/ Mark Layton
Mark Layton
Chief Financial Officer and Secretary